Exhibit 99.1

CNH Equipment Trust 2021-A

Asset Backed Notes

Sample Receivable Agreed-Upon Procedures

Report To:

CNH Industrial Capital America LLC

CNH Capital Receivables LLC

18 February 2021

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CNH Industrial Capital America LLC

CNH Capital Receivables LLC

6900 Veterans Boulevard

Burr Ridge, Illinois 60527

Re:                        CNH Equipment Trust 2021-A (the “Issuing Entity”)

Asset Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by CNH Industrial Capital America LLC (the “Sponsor”), CNH Capital Receivables LLC (the “Depositor”), Citigroup Global Markets Inc. (“Citigroup”), SG Americas Securities, LLC (“Societe Generale”), Rabo Securities USA, Inc. (“Rabo Securities”) and J.P. Morgan Securities LLC (“J.P. Morgan,” together with the Sponsor, Depositor, Citigroup, Societe Generale and Rabo Securities, the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information relating to a pool of fixed rate retail installment sale contracts and retail installment loans secured by new or used agricultural or construction equipment (the “Receivables”) relating to the Issuing Entity’s securitization transaction.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.                                    Electronic data files:

i.                                         Labeled “VIRTU Contract Summary Report 123120 Updated.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Collateral Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to a pool of fixed rate retail installment sale contracts and retail installment loans secured by new or used agricultural or construction equipment (the “Preliminary Cutoff Date Receivables”) as of 31 December 2020 (the “Preliminary Cutoff Date”),

ii.                                      Labeled “VIRTU GPV 123120.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Payment Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the past and future scheduled payments for the Preliminary Cutoff Date Receivables as of the Preliminary Cutoff Date,

iii.                                   Labeled “CNHET 2021-A Receivables Listing.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Receivables Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains a list of contract identification numbers (each, a “Receivable ID”) corresponding to certain Preliminary Cutoff Date Receivables (the “Preliminary Receivables”) that are expected to be representative of the Receivables,

iv.                                 Labeled “2021-A Contract Summary.xlsx” and the corresponding record layout and decode information, as applicable (the “Collateral Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Receivables as of 31 January 2021 (the “Cutoff Date”) and

v.                                    Labeled “2021-A CashFlowsGPV.xlsx” and the corresponding record layout and decode information, as applicable (the “Payment Data File,” together with the Preliminary Collateral Data File, Preliminary Payment Data File, Preliminary Receivables Schedule and Collateral Data File, the “Provided Data Files”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the past and future scheduled payments for the Receivables as of the Cutoff Date,

b.                                    Imaged copies of:

i.                                         The fixed rate retail installment sale contract and security agreement, note and security agreement, multiple unit addendum, default manager activity log address change screen shots or other related documents (collectively and as applicable, the “Contract”),

ii.                                      Certain payment schedule screen shots from the Sponsor’s servicing system (the “Payment Schedule Screen Shots”) that the Sponsor, on behalf of the Depositor, indicated contain certain information relating to the payment schedule that supersedes the corresponding information contained in the Contract, as applicable,

iii.                                   A completed credit application and corresponding applicant name and address verification form, as applicable (collectively, the “Credit Application”), as applicable,

iv.                                 Certain credit scoring and decision screen shots from the Sponsor’s servicing system (the “Credit Score System Screen Shots”), as applicable,

v.                                    Certain customer score screen shots from the Sponsor’s underwriting system (the “Customer Score System Screen Shots”), as applicable,

vi.                                 The certificate of title (the “Title”), as applicable, and

b.  (continued)

vii.                              The uniform commercial code filing, confirmed record or acknowledgement of filing (collectively and as applicable, the “UCC Filing,” together with the Contract, Payment Schedule Screen Shots, Credit Application, Credit Score System Screen Shots, Customer Score System Screen Shots and Title (as applicable), the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

c.                                    The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File and Data File (both as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

d.                                    Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Preliminary Cutoff Date Data File (as defined in Attachment A), Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Cutoff Date Receivables, Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.                                    Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.                                    Making any findings with respect to:

i.                                         Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.                                      The value of the collateral securing the Receivables,

iii.                                   Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.                                 Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

18 February 2021

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.                                    As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Preliminary Collateral Data File and Preliminary Payment Data File.  The Preliminary Collateral Data File and Preliminary Payment Data File, as combined, are hereinafter referred to as the “Preliminary Cutoff Date Data File.”

2.                                    As instructed by the Sponsor, on behalf of the Depositor, we deleted the Preliminary Cutoff Date Receivables from the Preliminary Cutoff Date Data File that were not Preliminary Receivables, as shown on the Preliminary Receivables Schedule.  The Preliminary Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.                                    As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 184 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 184 Sample Receivables are referred to as Sample Receivable Numbers 1 through 184.

4.                                    For each Sample Receivable, we:

a.                                    Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

b.                                    Observed the existence of one of the following:

i.                                         A completed Credit Application,

ii.                                      A credit score in the Credit Score System Screen Shots or

iii.                                   A customer score in the Customer Score System Screen Shots.

We performed no procedures to determine if a credit review was performed or to determine the accuracy, completeness, reasonableness or source of any credit score or customer score information contained in the Credit Application, Credit Score System Screen Shots or Customer Score System Screen Shots, as applicable.

Attachment A Page 2 of 2

4.  (continued)

c.                                    Observed evidence of a UCC Filing (except for Sample Receivable Number 26), which was made to secure the Sponsor’s interest in the equipment that is shown in the Contract.  We performed no procedures to determine the enforcement or standing of such UCC Filing.

The Sponsor, on behalf of the Depositor, indicated that a UCC Filing was not required for Sample Receivable Number 26 and a Title was provided instead.  We observed the existence of a Title for Sample Receivable Number 26.  We performed no procedures to determine the validity of any information in the Title.

5.                                    As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Collateral Data File and Payment Data File.  The Collateral Data File and Payment Data File, as combined, are hereinafter referred to as the “Data File.”

6.                                    For each fixed rate retail installment sale contract and retail installment loan on the Preliminary Data File and Data File, we compared the Receivable ID, as shown on the Preliminary Data File, to the corresponding Receivable ID, as shown on the Data File, and noted that:

a.                                    2,241 of the Receivables included on the Data File were not included on the Preliminary Data File,

b.                                    2,532 of the Preliminary Receivables included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Receivables”) and

c.                                    23 of the Removed Preliminary Receivables were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 4, 5, 6, 14, 24, 26, 31, 36, 38, 44, 67, 89, 91, 94, 109, 112, 114, 118, 145, 148, 153, 163 and 169.  The Sponsor, on behalf of the Depositor, instructed us not to perform any further procedures on the Removed Sample Receivables.

7.                                    For the 161 Sample Receivables included on the Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (except for the payment schedule Sample Characteristic, which the Sponsor, on behalf of the Depositor, instructed us not to compare due to the passage of time between the Preliminary Cutoff Date and Cutoff Date), all as shown on the Preliminary Data File, to the corresponding information, as shown on the Data File.  All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Receivable ID	Contract Id	Contract	i.

Contract APR	Rateafterwaiver	Contract

Customer billing state	CustomerState	Contract

Collateral type (agricultural/construction/ other)	Usage	Contract	ii.

Interest start date	InterestStartDate	Contract

Origination date	ContractStartDate	Contract

Equipment type (new/used)	EquipmentNew Used	Contract	iii.

Original principal	AmountFinanced	Contract

Payment schedule	Payment schedule	(a) Contract, (b) Payment Schedule Screen Shots or (c) Contract and Payment Schedule Screen Shots	iv., v., vi.

Maturity date	ContractMaturityDate	(a) Contract or (b) Contract and recalculation	vii.

Original term	MonthToMaturityOriginal	Contract and recalculation	viii.

Notes:

i.                                         For identification purposes only.

ii.                                      For the purpose of comparing the collateral type (agricultural/construction/other) Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the collateral type (agricultural/construction/other) value, as shown on the Preliminary Data File, agreed with the collateral type (agricultural/construction/other), as shown in the Contract, in accordance with the decode table shown below, as applicable:

Preliminary Data File Value	Contract Value
A	Agricultural use
I	Business use or commercial/business use

Exhibit 1 to Attachment A

Notes:  (continued)

iii.                                   For the purpose of comparing the equipment type (new/used) Sample Characteristic for each Sample Receivable that is secured by more than one piece of equipment, as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the first piece of equipment listed in the Contract.  We performed no procedures to reconcile any differences that may exist relating to any information contained in the Contract.

iv.                                 For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to:

(a)                              Only compare payments scheduled after the Preliminary Cutoff Date and

(b)                              Ignore differences of +/- 5% or less (expressed as a percentage of the payment amount, as shown in the Payment Schedule Screen Shots and/or Contract, as applicable (and in accordance with any other applicable note(s)), for any individual payment.

v.                                    For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 2, 5, 7, 9, 12, 13, 15, 22, 26, 31, 34, 36, 39, 41, 44, 47, 48, 57, 60, 66, 69, 79, 88, 126, 131, 141, 142, 144, 154, 156, 159, 161, 164, 168, 169, 170 and 180), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document (and in accordance with any other applicable note(s)).

vi.                                 For the purpose of comparing the payment schedule Sample Characteristic for Sample Receivable Numbers 2, 5, 7, 9, 12, 13, 15, 22, 26, 31, 34, 36, 39, 41, 44, 47, 48, 57, 60, 66, 69, 79, 88, 126, 131, 141, 142, 144, 154, 156, 159, 161, 164, 168, 169, 170 and 180, the Sponsor, on behalf of the Depositor, instructed us to use information shown in the Contract and/or Payment Schedule Screen Shots, as applicable (and in accordance with any other applicable note(s)).

vii.                              For the purpose of comparing the maturity date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.  If the maturity date was not specifically stated in the Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the maturity date by:

(a)                              Subtracting 1 from the number of payments or the number of payments in the final payment installment, as applicable,

(b)                              Multiplying the value calculated in (a) by the period of payments and

(c)                              Adding the number of months calculated in (b) to the beginning payment date,

all as shown in the Contract.

Exhibit 1 to Attachment A

Notes:  (continued)

viii.                           For the purpose of comparing the original term Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original term by:

(a)                              Calculating the difference in days between the maturity date, as shown in the Contract (and in accordance with any other applicable note(s)), and origination date, as shown in the Contract, calculated on the basis of a 360-day year consisting of twelve 30-day months,

(b)                              Dividing the value calculated in (a) by 30 and

(c)                              Rounding the value calculated in (b) to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.